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                              Loomis Sayles Funds
          Admin Class of Loomis Sayles Small Cap Value and Bond Funds

      Supplement dated April 15, 1999 to Prospectus dated January 1, 1999

The second paragraph on page 19 under the section captioned "Fund Expenses" should be revised as follows:

     Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Admin Class of shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

         Fund                                                 Rate
         ----                                                 ----

         Bond ............................................... 1.25%
         Small Cap Value ...................................  1.50%